[FRONT COVER]
                       Semiannual Report February 28, 1998

                              O P P E N H E I M E R

                                   Real Asset
                                      Fund

                              [Photo: Wheat stalks]

                          [Logo: Oppenheimer Funds(SM)]
                             THE RIGHT WAY TO INVEST

|   Report highlights
|-------------------------------------------------------------------------------

Contents

3   President's Letter

4   Fund Performance

6   An Interview
    with the Fund's Managers

10  Statement of Investments

12  Statement of Assets and
    Liabilities

14  Statement of Operations

15  Statements of Changes in Net Assets

16  Financial Highlights

18  Notes to Financial Statements

27  Officers and Trustees

28  Information and
    Services


[bullet] Most commodities markets experienced a difficult six-month period, with the most significant declines occurring in November and December, 1997. The Asian crisis caused a sharp drop in demand for industrial and precious metals; crude oil prices dropped as a result of an OPEC agreement to increase production; unusually mild winter weather constrained seasonal demand for heating oil and natural gas; and an increase in Iraqi oil sales was permitted for humanitarian reasons.

[bullet] The Fund performed as it was designed to perform. In other words, commodities historically have tended to "zig" when stocks and bonds "zag." However, we believe Oppenheimer Real Asset Fund will help provide investors the risk-management benefits of overall portfolio diversification when financial assets falter.

       Cumulative Total Returns

For the 6-Month Period Ended 2/28/98

Class A
Without Sales Chg.(1)   With Sales Chg.(2)
(20.24)%                (24.83)%

Class B
Without Sales Chg.(1)   With Sales Chg.(2)
(20.58)%                (24.48)%

Class C
Without Sales Chg.(1)   With Sales Chg.(2)
(20.65)%                (21.43)%

Class Y
Without Sales Chg.(1)   With Sales Chg.(2)
(20.26)%                (20.26)%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized.

2. Class A shares returns include the maximum 5.75% sales charge. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. All classes have the same portfolio but different expenses. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual 0.25% service fee. Class Y shares are available only to certain institutional investors.


                         2 Oppenheimer Real Asset Fund

|   Dear shareholder,
|-------------------------------------------------------------------------------

[Photo:             These have been very positive times for many American
 James C. Swain]    investors. The U.S. economy has continued to grow at a
 James C. Swain     moderate pace, unemployment has fallen to its lowest level
 Chairman           in 30 years and inflation has also fallen to a record low.
 Oppenheimer        In fact, long-term interest rates have fallen to their
 Real Asset Fund    lowest level since the government began issuing 30-year
                    Treasury bonds in 1977.

                    What benefits does this provide to the average American?
[Photo:             First, when unemployment levels are low, many individuals
 Bridget A.         tend to feel a greater sense of job security and can command
 Macaskill]         higher wages because there are fewer unemployed workers
 Bridget A.         vying for their jobs. Second, many homeowners are opting to
 Macaskill          refinance their existing home mortgage loans and take
 President          advantage of lower financing rates. And third, because wages
 Oppenheimer        are increasing faster than the rate of inflation, a paycheck
 Real Asset Fund    may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more
                    money to investment opportunities.

                    Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

                    At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

                    In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

                    Thank you for your confidence in OppenheimerFunds, The Right
                    Way to Invest. We look forward to helping you reach your investment goals in the future.

                    /s/ James C. Swain            /s/ Bridget A. Macaskill
                    ------------------            ------------------------
                        James C. Swain                Bridget A. Macaskill
                        March 20, 1998

                         3 Oppenheimer Real Asset Fund

|   Performance update
|-------------------------------------------------------------------------------



Avg Annual Total Returns

For the 1-Year Period Ended
3/31/98(1)

Class A
(23.17)%

Class B
(23.22)%

Class C
(20.10)%

Class Y
(18.50)%

Oppenheimer Real Asset Fund experienced declines in its share prices over the past six months, which was consistent with the expected performance of commodity-linked investments in periods of strong stock market performance. As of February 28, 1998, the Fund's Class A shares' cumulative total return, without sales charges, was(20.24)%.(2) This is comparable to the (20.70)% total return of its performance benchmark, the Goldman Sachs Commodities Index
(GSCI).(3)


It is important to note that Oppenheimer Real Asset Fund has a limited operating history, was first offered 3/31/97, and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 5.75%. Class A, B, C and Y shares were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual 0.25% service fee.


                         4 Oppenheimer Real Asset Fund

|   Portfolio review
|-------------------------------------------------------------------------------

Oppenheimer Real Asset Fund is for investors who are looking for diversity and long-term growth for their investment portfolio.



What We Look For

[bullet] Securities that mimic the performance of commodities.

[bullet] Short-term U.S. government and agency securities to provide liquidity.

[bullet] Current supply and demand imbalances which could affect the value of certain investments.

-----------------------------  [PIE CHART]  ------------------------------------

Portfolio Composition(4)

                 U.S. Treasuries, Agencies & Mortgages   52.9%
                 Commodity-Linked Notes                  45.9
                 U.S. Corporate Securities                1.0
                 Cash Equivalents                         0.2

--------------------------------------------------------------------------------


Sector Weights
(Percentage of commodity-linked notes)4

Petroleum               41.7%
 ..............................
Agriculture             28.7
 ..............................
Livestock               13.3
 ..............................
Industrial Metals        8.1
 ..............................
Natural Gas              5.3
 ..............................
Precious Metals          2.9
 ..............................

2. For the period commencing 9/1/97. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. The Goldman Sachs Commodity Index (GSCI) is a registered trademark of Goldman, Sachs & Co.

4. Portfolio data is as of 2/28/98, and is subject to change. Portfolio data is dollar-weighted based on market value of investments and is subject to change.


                         5 Oppenheimer Real Asset Fund

|   An interview with your Fund's managers
|-------------------------------------------------------------------------------

How has the Fund performed during the six-month period ended February 28, 1998?

Oppenheimer Real Asset Fund's cumulative total return, without sales charges, for the six-month period ended February 28, 1998 was (20.24)%.(1) It is important to note that, as it was designed to do, the Fund's performance virtually matched that of its unmanaged performance benchmark, the Goldman Sachs Commodities Index (GSCI). The GSCI had a (20.70)% total return over the same period.(2)


-------------------------------|
"While we obviously do not     |
welcome lower commodities      |
prices, we are encouraged that |
the Fund performed as it was   |
designed to--closely matching  |
the performance of its         |
unmanaged benchmark."          |


How did the commodity markets perform over the last six months?

Most commodities markets had a difficult time, especially in November and December 1997. Several events led the market lower. First, the Asian financial crisis caused a sharp drop in demand for industrial and precious metals. Second, when the Middle Eastern oil-producing nations in OPEC agreed to increase production by 10% in October, crude oil prices declined. Third, unusually mild weather in much of the Northern Hemisphere caused by the El Nino weather pattern constrained seasonal demand for heating oil and natural gas. And fourth, oil supplies also increased unexpectedly due to a large increase in Iraqi oil sales for humanitarian purposes. These events and others combined to keep many commodities' prices at relatively low levels, while some declined sharply. Other commodities, however, experienced price increases during the past six months. For example, the price of silver rose more than 30% between October 1997 and February 1998.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. The Goldman Sachs Commodity Index (GSCI) is a registered trademark of Goldman, Sachs & Co. The index cannot be purchased directly by investors.


                         6 Oppenheimer Real Asset Fund

[Photo: Mark Anson and Russell Read]
Portfolio Management Team (l to r)
Mark Anson and Russell Read
(Portfolio Managers)


Why did commodity prices fall when stocks and bonds rallied?

Real assets historically have tended to move in the opposite direction of financial assets. In other words, commodities usually have "zigged" when stocks and bonds "zagged" because of the direct impact that commodity prices can exert on both corporate profits and inflation.

     The stock and bond markets' stellar performance over the past six months is in part attributable to lower raw materials and energy prices and to persistently low inflation, which allows companies to borrow at favorable rates and grow their earnings. However, low inflation can also reduce the ability of producers to raise prices. In some cases during the past six months, producers even had to reduce prices to compete effectively.

     This inverse relationship makes real assets an excellent tool for overall portfolio diversity. While returns for the Fund were lackluster during the most recent six-month reporting period, commodities' weakness proved a major propellant of financial market strength. A potential rebound in commodity values later this year, however, could cause renewed vulnerability in the financial markets.

What about inflation--is it dead?

To paraphrase Mark Twain, we believe that reports of inflation's demise have been greatly exaggerated. While inflation has not played a significant role in the U.S. economy for several years, 1997 was particularly significant because of renewed volatility in the inflation rate. Commodities have proved to be the principal swing factor in inflation, so that rebounding commodities


                         7 Oppenheimer Real Asset Fund

|   An interview with your Fund's managers
|-------------------------------------------------------------------------------

prices could be expected to exert significant upward pressure on inflation.

How was the Fund managed during this volatile six-month period?

We actively manage Oppenheimer Real Asset Fund against the GSCI, its benchmark. That's because the GSCI represents a good measure of the broad commodity markets' performance. The Fund is attempting to beat the index's total return while offering comparable risk exposure. Over the past six months, the Fund had less exposure to natural gas than the GSCI. In September, it appeared that natural gas prices had risen to unsustainable levels, especially in light of concerns over the El Nino weather pattern in the South Pacific. As a result, we modestly reduced our natural gas holdings before prices declined sharply.


---------------------------------|
"We modestly reduced the Fund's  |
exposure to natural gas and      |
gold, shifting assets to silver, |
as well as beef livestock."      |


        The Fund also maintained a smaller exposure to gold than the GSCI. Central banks throughout the world have been selling gold reserves, reducing their traditional reliance on the precious metal as a "currency of last resort." We chose instead to increase our exposure to silver as well as beef livestock, both of which we expect to exhibit strength over the next business cycle.

        Finally, we actively managed the Fund over the past six months to take advantage of new federal income tax laws. The new law established additional tax-advantaged capital gains rates, provided investors hold their investment for 18 months. Accordingly, we restructured our portfolio to include 18-month notes, rather than one-year notes, so that the lion's share of any capital gains distributions the Fund may make can be enjoyed as 18-month gains. This change will enable shareholders to use the more favorable long-term capital gains tax rate.(3) In contrast, futures contracts,


3. There can be no assurance that the Fund will make any distributions of long-term capital gains.


                         8 Oppenheimer Real Asset Fund
the traditional vehicle for commodities investing, are taxed at a higher rate (they are treated 60% long-term, 45% short-term gains).

What is your outlook for the commodities markets?

Despite the weakness of the past several months, we see reasons for optimism. First, inventory levels for most commodities are relatively low, implying that demand may soon resume even if consumption remains flat. Low inventories also make the market more susceptible to surprises, which can cause commodities prices to rise suddenly. A well-known example of this phenomenon was the oil shock of the late 1970s, when a sudden drop in supply caused oil prices to skyrocket.


---------------------------------|
"If inflation pressures          |
re-emerge, we expect financial   |
assets to suffer and commodities |
to benefit."                     |


        Second, the values of several commodities have recently declined to the point where their market prices equal their production costs. If producers were to shut down their operations because of low prices, demand would soon exceed supply and prices would rise. In our view, several commodities--such as gold and copper--are approaching this point. We believe that their prices have more room to rise than to fall over the foreseeable future.

If inflation and commodity prices are low, why invest in real assets?

We encourage you to revisit the reason you made your Real Asset Fund investment in the first place: overall portfolio diversity. The Fund is not intended as a stand-alone investment for speculation in the commodities markets. Rather, it is designed to complement a portfolio of stocks and bonds by seeking protection against a resurgence of inflation and its potentially negative effects on financial assets. If you are seeking the long-term benefits of diversity for your total investment portfolio, we believe that Oppenheimer Real Asset Fund remains a smart place to be.


                         9 Oppenheimer Real Asset Fund

 Statement of Investments February 28, 1998 (Unaudited)


                                                                          Face            Market Value
                                                                          Amount          See Note 1
=======================================================================================================
Mortgage-Backed Obligations--46.0%
-------------------------------------------------------------------------------------------------------
Government Agency--45.0%
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1451, Cl. G, 7%, 9/15/06                            $8,000,000       $ 8,145,044
Interest-Only Stripped Mtg.-Backed Security, Series 180, 5.461%,
10/1/26(1)                                                                1,512,831           378,444
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 6/30/99                                                               6,500,000         6,526,390
6.03%, 7/7/99(2)                                                          8,540,000         8,570,658
6.07%, 7/1/99(2)                                                          1,220,000         1,226,100
6.29%, 5/7/99                                                             3,480,000         3,503,907
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1992-188, Cl. PG, 6.65%,
1/25/17                                                                   7,711,350         7,771,576
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                     3,000,000         3,022,747
Interest-Only Stripped Mtg.-Backed Security,
Trust 1993-23, Cl. PN, 8.472%, 4/25/22(1)(2)                              3,624,240         1,417,984
Interest-Only Stripped Mtg.-Backed Security,
Trust 1997-3, 8.363%, 3/18/26(1)(2)                                       3,424,713         1,002,799
Principal-Only Stripped Mtg.-Backed Security,
Trust 289-C1, 3.129%, 11/1/27(3)                                          1,475,640         1,083,673
--------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-5, Cl. PJ, 20.201%, 5/20/22(1)          2,442,142           392,269
                                                                                          -----------
                                                                                           43,041,591

--------------------------------------------------------------------------------------------------------
Private--1.0%
--------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1994-C2, Cl. G, 8%, 4/25/25                            931,270           935,613
                                                                                          -----------
Total Mortgage-Backed Obligations (Cost $44,398,695)                                       43,977,204
========================================================================================================
U.S. Government Obligations--7.4%
--------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.82%, 6/16/98(4) (Cost $7,102,269)               7,100,000         7,104,402

========================================================================================================
Structured Notes--45.5%
--------------------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Excess Return
Index Linked Nts., 5.629%, 7/7/99(5)                                     12,500,000        10,060,578
--------------------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Index Linked Nts., 5.60%, 8/31/99(5)        8,000,000         7,183,760
--------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch), Goldman
Sachs Excess Return Commodity Index Linked Nts., 5.45%,
9/3/99(5)                                                                 2,000,000         1,975,020
--------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, Goldman Sachs Excess
Return Commodity Index Linked Nts., 5.325%, 7/13/99(5)(6)                 3,700,000         3,278,940

                         10 Oppenheimer Real Asset Fund

                                                                           Face              Market Value
                                                                           Amount            See Note 1
--------------------------------------------------------------------------------------------------------
Business Development Bank of Canada, Goldman Sachs Excess
Return Commodity Index Linked Nts., 5.54%, 6/25/99(5)                      $  3,000,000      $ 1,939,200
--------------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Contingent Promissory Nts., 5.80%,
6/10/99(5)                                                                   13,750,000        7,906,499
--------------------------------------------------------------------------------------------------------
Daiwa Finance Corp. (New York), Daiwa Physical Commodity
Index Linked Nts., 4.625%, 3/24/98(6)(7)                                      6,950,000        5,175,665
--------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co., Goldman Sachs Excess Return Index
Linked Nts., 5.65%, 3/26/98(5)                                                4,500,000        5,939,685
                                                                                             -----------
Total Structured Instruments (Cost $54,400,000)                                               43,459,347

========================================================================================================
Repurchase Agreements--0.2%
--------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc.,
5.64%, dated 2/27/98, to be repurchased at $200,094 on 3/2/98, collateralized by U.S. Treasury Bonds, 9.875%-10.625%, 8/15/15-
11/15/15, with a value of $152,670 and U.S. Treasury Nts.,
4.75%-6%, 10/31/98-8/15/00, with a value of $51,751
(Cost $200,000)                                                                 200,000          200,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $106,100,964)                                    99.1%      94,740,953
--------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                     0.9          841,727
                                                                           ------------      -----------
Net Assets                                                                        100.0%     $95,582,680
                                                                           ============      ===========

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Securities with an aggregate market value of $6,181,216 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

5. Security is linked to a Goldman Sachs Commodity Index. The index is composed of the futures prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

6. Represents the current interest rate for a variable rate security.

7. Security is linked to the Daiwa Physical Commodity Excess Return Index which is calculated in the same manner as the Daiwa Physical Commodity Index (DPCI), but with a Treasury bill rate of zero. The DPCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Nineteen commodity markets representing five major commodity industry groups are included in the calculation of the DPCI. These five major commodity groups are: grains, metals, energy, livestock and food/fiber.

See accompanying Notes to Financial Statements.

                         11 Oppenheimer Real Asset Fund

Statement of Assets and Liabilities February 28, 1998 (Unaudited)


=======================================================================================
Assets
Investments, at value (cost $106,100,964)--see accompanying statement     $94,740,953
---------------------------------------------------------------------------------------
Cash                                                                          118,068
---------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                          1,213,364
Interest and principal paydowns                                               875,321
Investments sold                                                              738,291
---------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                            31,758
---------------------------------------------------------------------------------------
Other                                                                           5,135
                                                                          ------------
Total assets                                                               97,722,890

=======================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                       2,000,000
Shares of beneficial interest redeemed                                         70,620
Daily variation on futures contracts--Note 5                                   56,006
Other                                                                          13,584
                                                                          ------------
Total liabilities                                                           2,140,210

=======================================================================================
Net Assets                                                                $95,582,680
                                                                          ============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                          $117,035,944
---------------------------------------------------------------------------------------
Undistributed net investment income                                           697,301
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                  (11,233,147)
---------------------------------------------------------------------------------------
Net unrealized depreciation on investments--Notes 3 and 5                 (10,917,418)
                                                                          ------------
Net assets                                                                $95,582,680
                                                                          ============


                         12 Oppenheimer Real Asset Fund

==========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$59,372,499 and 7,378,534 shares of beneficial interest outstanding)               $ 8.05
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                 $ 8.54

------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,681,325
and 2,956,482 shares of beneficial interest outstanding)                           $ 8.01

------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,528,052
and 1,565,205 shares of beneficial interest outstanding)                           $ 8.00

------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $804 and 100 shares of beneficial interest outstanding)                  $ 8.04

See accompanying Notes to Financial Statements.


                         13 Oppenheimer Real Asset Fund

Statement of Operations For the Six Months Ended February 28, 1998 (Unaudited)

=====================================================================================
Investment Income
Interest                                                               $  2,715,660

=====================================================================================
Expenses
Management fees--Note 4                                                     426,887
-------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                      59,828
Class B                                                                     112,893
Class C                                                                      63,295
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                        69,344
-------------------------------------------------------------------------------------
Shareholder reports                                                          15,307
-------------------------------------------------------------------------------------
Registration and filing fees                                                 13,867
-------------------------------------------------------------------------------------
Legal and auditing fees                                                      11,056
-------------------------------------------------------------------------------------
Trustees' fees and expenses                                                     869
-------------------------------------------------------------------------------------
Other                                                                         1,181
                                                                       ------------
Total expenses                                                              774,527

=====================================================================================
Net Investment Income                                                     1,941,133

=====================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             (12,121,489)
Closing of futures contracts--Note 5                                        231,631
Closing and expiration of options written--Note 6                           931,280
                                                                       ------------
Net realized loss                                                       (10,958,578)

-------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    (12,532,769)
                                                                       ------------
Net realized and unrealized loss                                        (23,491,347)

=====================================================================================
Net Decrease in Net Assets Resulting from Operations                   $(21,550,214)
                                                                       ============

See accompanying Notes to Financial Statements.

                         14 Oppenheimer Real Asset Fund

Statements of Changes in Net Assets

                                                          Six Months Ended    Period Ended
                                                          February 28, 1998   August 31,
                                                          (Unaudited)         1997(1)
=========================================================================================
Operations
Net investment income                                        $   1,941,133    $   514,287
-----------------------------------------------------------------------------------------
Net realized loss                                              (10,958,578)      (273,092)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation          (12,532,769)     1,615,351
                                                             -------------    -----------
Net increase (decrease) in net assets resulting
from operations                                                (21,550,214)     1,856,546

=========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                         (1,102,914)            --
Class B                                                           (441,577)            --
Class C                                                           (236,846)            --
Class Y                                                                (21)            --

=========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                         35,527,171     36,531,028
Class B                                                         13,381,233     16,023,891
Class C                                                          5,230,285     10,363,098
Class Y                                                                 --          1,000

=========================================================================================
Net Assets
Total increase                                                  30,807,117     64,775,563
-----------------------------------------------------------------------------------------
Beginning of period                                             64,775,563             --
                                                             -------------    -----------
End of period (including undistributed net investment
income of $697,301 and $537,526, respectively)               $  95,582,680    $64,775,563
                                                             =============    ===========

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

See accompanying Notes to Financial Statements.

                         15 Oppenheimer Real Asset Fund

Financial Highlights


                                                      Class A
                                                      ----------------------------
                                                      Six Months
                                                      Ended            Period
                                                      February 28,     Ended
                                                      1998             August 31,
                                                      (Unaudited)      1997(1)
===================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $10.31          $10.00
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .17             .09
Net realized and unrealized gain (loss)                  (2.23)            .22
                                                        ------         --------
Total income (loss) from investment operations           (2.06)            .31
-----------------------------------------------------------------------------------
Dividends from net investment income                      (.20)             --
                                                        ------         --------
Total dividends and distributions to shareholders         (.20)             --
-----------------------------------------------------------------------------------
Net asset value, end of period                          $ 8.05          $10.31
                                                        ======          ========

===================================================================================
Total Return, at Net Asset Value(2)                     (20.24)%          3.10%

===================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $59,372         $37,687
-----------------------------------------------------------------------------------
Average net assets (in thousands)                      $50,677         $18,361
-----------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     4.86%           4.27%
Expenses                                                  1.50%           1.74%
-----------------------------------------------------------------------------------
Portfolio turnover rate(4)                                54.4%           38.9%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                         16 Oppenheimer Real Asset Fund

Class B                             Class C                             Class Y
---------------------------------   ---------------------------------   ----------------------------
Six Months                          Six Months                          Six Months
Ended             Period            Ended             Period            Ended            Period
February 28,      Ended             February 28,      Ended             February 28,     Ended
1998              August 31,        1998              August 31,        1998             August 31,
(Unaudited)       1997(1)           (Unaudited)       1997(1)           (Unaudited)      1997(1)
====================================================================================================

  $10.27             $10.00            $10.26            $10.00            $10.31         $10.00
----------------------------------------------------------------------------------------------------
     .14               .07                .15               .08               .24            .20
   (2.23)              .20              (2.25)              .18             (2.30)           .11
 -------             ------           -------            ------            ------         -------
   (2.09)              .27              (2.10)              .26             (2.06)           .31
----------------------------------------------------------------------------------------------------
    (.17)               --               (.16)               --              (.21)            --
 -------             ------           -------            ------            ------         -------
    (.17)               --               (.16)               --              (.21)            --
----------------------------------------------------------------------------------------------------
   $8.01             $10.27             $8.00            $10.26             $8.04         $10.31
 =======             ======           =======            ======            ======         =======

====================================================================================================
  (20.58)%             2.70%           (20.65)%            2.60%           (20.26)%         3.10%
====================================================================================================

 $23,681            $16,471           $12,528           $10,616                $1             $1
----------------------------------------------------------------------------------------------------
 $22,806             $7,388           $12,775            $5,599                $1             $1
----------------------------------------------------------------------------------------------------
    4.09%              3.35%             4.07%             3.34%             5.01%          4.75%
    2.26%              2.56%             2.26%             2.56%             1.30%          1.57%
----------------------------------------------------------------------------------------------------
    54.4%              38.9%             54.4%             38.9%             54.4%          38.9%

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $93,668,648 and $32,468,839, respectively.

See accompanying Notes to Financial Statements.

                         17 Oppenheimer Real Asset Fund

 Notes to Financial Statements (Unaudited)

================================================================================
1. Significant Accounting Policies

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Oppenheimer Real Asset Fund is a mutual fund that seeks to provide total return as its investment objective. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whereby the market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security. At February 28, 1998, the Fund owned such securities with a face amount of $54,400,000, which generated exposure to commodities of $116,076,427. Fluctuations in value of the security related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended February 28, 1998, the market value of these securities comprised an average of 42% of the Fund's net assets, and resulted in realized and unrealized losses of $23,311,597. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.


                         18 Oppenheimer Real Asset Fund

================================================================================
Short-term "money market type" debt securities having a remaining maturity of
60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1997, the
Fund had available for federal income tax purposes an unused capital loss carryover of approximately $187,000, which expires in 2005.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income annually. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                         19 Oppenheimer Real Asset Fund

================================================================================
1. Significant Accounting Policies (continued)

Organization Costs. The Advisor advanced $37,476 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Advisor's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of the unamortized organization costs represented by the ratio that the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         20 Oppenheimer Real Asset Fund

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                        Six Months Ended Feb. 28, 1998     Period Ended August 31, 1997(1)
                       ---------------------------------   ---------------------------
                       Shares           Amount             Shares           Amount
--------------------------------------------------------------------------------------
Class A:
Sold                       6,125,625     $  58,907,901       4,102,350   $40,994,666
Dividends reinvested         111,164         1,020,487              --            --
Redeemed                  (2,513,665)      (24,401,217)       (446,940)   (4,463,638)
                          ----------     -------------       ---------   ------------
Net increase               3,723,124     $  35,527,171       3,655,410   $36,531,028
                          ==========     =============       =========   ============

--------------------------------------------------------------------------------------
Class B:
Sold                       1,597,829     $  15,633,357       1,629,263   $16,280,408
Dividends reinvested          42,404           387,992              --            --
Redeemed                    (287,549)       (2,640,116)        (25,465)     (256,517)
                          ----------     -------------       ---------   ------------
Net increase               1,352,684     $  13,381,233       1,603,798   $16,023,891
                          ==========     =============       =========   ============

--------------------------------------------------------------------------------------
Class C:
Sold                         757,238     $   7,298,359       1,071,035   $10,719,401
Dividends reinvested          24,009           219,682              --            --
Redeemed                    (251,034)       (2,287,756)        (36,043)     (356,303)
                          ----------     -------------       ---------   ------------
Net increase                 530,213     $   5,230,285       1,034,992   $10,363,098
                          ==========     =============       =========   ============

--------------------------------------------------------------------------------------
Class Y:
Sold                              --     $          --             100   $     1,000
                          ----------     -------------       ---------   ------------
Net increase                      --     $          --             100   $     1,000
                          ==========     =============       =========   ============

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

================================================================================
3. Unrealized Gains and Losses on Investments

At February 28, 1998, net unrealized depreciation on investments and options written of $11,360,011 was composed of gross appreciation of $1,559,290, and gross depreciation of $12,919,301.


                         21 Oppenheimer Real Asset Fund

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager receives from the Advisor the following portions of the annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

              For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $498,225, of which $131,073 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Advisor, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $564,940 and $63,100, respectively, of which $16,998 was paid to an affiliated broker/dealer for Class B shares. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $31,219 and $5,094, respectively, upon redemption of Class B and C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Advisor, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $1,636 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                         22 Oppenheimer Real Asset Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI retained $110,854 and $62,222, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $1,430,188 for Class B and $71,090 for Class C.
--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


                         23 Oppenheimer Real Asset Fund

================================================================================
5. Futures Contracts (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At February 28, 1998, the Fund had outstanding futures contracts as follows:



                                                Valuation as of      Unrealized
                       Expiration   Number of   February 28,        Appreciation
                       Date         Contracts   1998               (Depreciation)
---------------------------------------------------------------------------------
Contracts to Purchase
----------------------
Energy
Crude Oil                   5/98        350         $5,652,500      $ (513,050)
Heating Oil                 6/98         10            187,782         (19,908)
Livestock
Live Cattle                 8/98         30            811,500         (29,800)
Precious Metals
Gold                       12/98         10            307,700          10,701
                                                                    ----------
                                                                      (552,057)
                                                                    ----------
Contracts to Sell
----------------------
Energy
Crude Oil                   4/98        400          6,308,000       1,136,250
Natural Gas                 4/98        115          2,689,850        (239,600)
Precious Metals
Gold                        6/98         35          1,056,650          98,000
                                                                    ----------
                                                                       994,650
                                                                    ----------
                                                                    $  442,593
                                                                    ==========


                         24 Oppenheimer Real Asset Fund

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

              Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 1998 was as follows:

                                             Call Options
                                             ---------------------------
                                             Number of     Amount of
                                             Options       Premiums
------------------------------------------------------------------------
Options outstanding at August 31, 1997             --       $       --
Options written                                   295          931,130
Options closed or expired                        (295)        (931,130)
                                                 ----       ----------
Options outstanding at February 28, 1998           --       $       --
                                                 ====       ==========



                         25 Oppenheimer Real Asset Fund

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the six months ended February 28, 1998.


                         26 Oppenheimer Real Asset Fund

Oppenheimer Real Asset Fund

================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                          Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Mark J.P. Anson, Vice President
                         Russell Read, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.
================================================================================
Sub-Advisor              Oppenheimer Real Asset Management, Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of             The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors     Deloitte & Touche LLP
================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.
================================================================================
Special Counsel          Kramer, Levin, Naftalis & Frankel

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                         This is a copy of a report to shareholders of Oppenheimer Real Asset Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Real Asset Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         27 Oppenheimer Real Asset Fund

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PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

                                                              [Oppenheimer Logo]
                                                               Distributor, Inc.

RS0735.001.0298 April 29, 1998